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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - August 12, 2003

                                 ---------------

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

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
                  BERMUDA                              001-31341                       NOT APPLICABLE
      (State or other jurisdiction of             (Commission File Number)            (IRS Employer
       incorporation or organization)                                                Identification No.)
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
         THE BELVEDERE BUILDING, 69 PITTS BAY ROAD, PEMBROKE, BERMUDA                       HM08
                   (Address of principal executive offices)                              (Zip Code)
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                                 (441) 295-7195
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)
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Item 7.       Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press release dated August 12, 2003.
Exhibit 99.2 Financial Supplement.

Item 12.      Results of Operations and Financial Condition.

         On August 12, 2003 Platinum Underwriters Holdings, Ltd. issued a press release reporting its financial results as of and for the quarter ended June
30, 2003. A copy of the press release, as well as a financial supplement, are furnished herewith as Exhibits 99.1 and 99.2 respectively. The information hereunder is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PLATINUM UNDERWRITERS
                                          HOLDINGS, LTD.


                                          By:  /s/ Michael E. Lombardozzi
                                               --------------------------
                                               Michael E. Lombardozzi
                                               Executive Vice President,
                                               General Counsel and
                                               Secretary
Date: August 12, 2003

                                       3
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                                  Exhibit Index

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Exhibit
Number                     Description
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
99.1                       Press release dated August 12, 2003.
99.2                       Financial Supplement.
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